53047 5/99
PROSPECTUS SUPPLEMENT
dated May 24, 1999 to:
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PUTNAM INVESTORS FUND
Prospectus dated November 30, 1998

In the section entitled "Fund distributions and taxes" the first paragraph is replaced with the following:

The fund distributes any net investment income and any net realized capital gains at least once a year.